UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	January 20, 2012
(Date of earliest event reported)	January 19, 2012

ONEOK PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-12202	93-1120873
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information disclosed in these Items 2.02 and 7.01, including the exhibits hereto, are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 2.02	Results of Operations and Financial Condition
See discussion below regarding 2011 earnings guidance under Item 7.01, Regulation FD Disclosure.

Item 7.01	Regulation FD Disclosure

On January 19, 2012, we announced that the board of directors of our general partner, ONEOK Partners GP, L.L.C., approved a cash distribution for the fourth quarter 2011.  A copy of the news release is attached as Exhibit 99.1 and is incorporated herein by reference.

On January 19, 2012, we released our 2011 earnings guidance.  A copy of the news release is attached as Exhibit 99.2 and is incorporated herein by reference.

Item 8.01	Other Events

On January 19, 2012, the board of directors of our general partner, ONEOK Partners GP, L.L.C., approved a cash distribution of 61 cents per unit effective for the fourth quarter 2011.  The fourth-quarter distribution is payable on February 14, 2012, to unitholders of record as of January 31, 2012.

Item 9.01	Financial Statements and Exhibits
Exhibits
99.1 News release issued by ONEOK Partners, L.P. dated January 19, 2012. 99.2 News release issued by ONEOK, Inc. and ONEOK Partners, L.P. dated January 19, 2012.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK Partners, L.P. By: ONEOK Partners GP, L.L.C., General Partner

Date:	January 20, 2012	By:	/s/ Robert F. Martinovich
Robert F. Martinovich Executive Vice President, Chief Financial Officer and Treasurer

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